UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the A vailability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020 ALTAIR ENGINEERING INC Sequence # # of # Sequence # Envelope # Meeting Information Meeting Type: Annual Meeting For holders as of: March 24, 2020    B Date : May 19, 2020 Time: 9:00 AM EDT    A ALTAIR ENGINEERING INC 1820 EAST BIG BEAVER ROAD TROY, MICHIGAN 48083
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET ANY CITY, ON     A1A 1A1
234567
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Location: Meeting live via the Internet - please visit                 R www.virtualshareholdermeeting.com/ALTR2020 C unless the Company publicly announces by press release and on its
website
a change to a physical location ODE
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
Broadridg e Internal Us e Only

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement    2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:    www.proxyvote.com 2) BY TELEPHONE:    1-800-579-1639 3) BY E-MAIL*:    sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery.
How To Vote Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

The Board of Directors recommends you vote FOR the following:
1.     Election of Directors (each for Class III to serve until the 2023 annual meeting of stockholders).
Nominees
1A     James R. Scapa
1B     Steve Earhart
The Board of Directors recommends you vote FOR the following proposals:
2.     To vote, on an advisory basis, on the compensation of the Company’s named executive officers
3.     To ratify the appointment of Ernst & Young    LLP as our independent registered public accounting firm for the year ending December 31, 2020
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting via the Internet and vote online at www.virtualshareholdermeeting.com/ALTR2020 unless the Company publicly announces by press release and on its website a change to a physical location, in which case (if so announced) the meeting will be held at the Company’s offices at 1820 East Big Beaver Road, Troy, Michigan 48083.
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Broadridg e
Interna l
Us e
Only
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Cusip

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000454364_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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